UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

October 29, 2012
Date of Report (Date of earliest event reported)

NAVARRE CORPORATION
(Exact name of registrant as specified in its charter)

Minnesota	000-22982	41-1704319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

7400 49th Avenue North, Minneapolis, MN 55428
(Address of principal executive offices) (Zip Code)

(763) 535-8333
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 29, 2012, the Company filed a Form 8-K and advised shareholders that, among other things, it expected to distribute a Proxy Statement Supplement and to move the scheduled Annual Shareholder Meeting to November 15, 2012.  However, the Company experienced delays in connection with the printing and distribution of the Proxy Statement Supplement due, among other things, to the impact of Hurricane Sandy.  The Company filed the Proxy Statement Supplement on November 2, 2012.

As a result of this delay, the Company has changed the date of the Annual Meeting of Shareholders to Tuesday, November 20, 2012 at 9:00 a.m. at the Company’s headquarters, 7400 49th Avenue North, Minneapolis, MN 55428.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2012	NAVARRE CORPORATION

	By:	/s/ Ryan F. Urness
	Name:	Ryan F. Urness
	Title:	Secretary and General Counsel